SPDR® Series Trust

Supplement Dated February 25, 2013

to the

Prospectus Dated October 31, 2012

and to the

Statement of Additional Information (“SAI”) Dated October 31, 2012, as supplemented

SPDR Barclays High Yield Bond ETF (JNK)

The number of shares in a Creation Unit for SPDR Barclays High Yield Bond ETF will change effective March 1, 2013 from 100,000 to 250,000. Accordingly, the following changes will take effect to the disclosure for SPDR Barclays High Yield Bond ETF on March 1, 2013.

On page 110 of the fixed income ETFs’ Prospectus, the first sentence under the heading PURCHASE AND SALE INFORMATION will change to read as follows:

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 250,000 Shares known as “Creation Units.”

On page 3 of the Statement of Additional Information, the last sentence of the second paragraph under the heading GENERAL DESCRIPTION OF THE TRUST will change to read as follows:

A Creation Unit of each equity ETF consists of 50,000 Shares and a Creation Unit of each Fixed Income ETF consists of 100,000 Shares, except that a Creation Unit of SPDR Barclays High Yield Bond ETF consists of 250,000 Shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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